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                                                                  EXHIBIT 10.1






                            CORPORATE SHARING PLAN



                    Originally Adopted - November 28, 1990

                        Last Amended - August 28, 1991



                     E. I. du Pont de Nemours and Company
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                                                                    EXHIBIT 10.1


                              CORPORATE SHARING PLAN



  I.  PURPOSE

          The purpose of this Corporate Sharing Plan (the "Plan") is to offer employees a favorable opportunity to share in the success of E. I. du Pont de Nemours and Company (the "Company") through stock options, thereby giving them a stake in the growth and prosperity of the Company and benefiting the Company.

 II.  FORM OF AWARDS

      1.  Awards under this Plan may be granted in the form of stock options.

      2. Stock options to purchase shares of the Company's common stock granted under this Plan will be stock options that are not incentive stock options qualified under the Internal Revenue Code ("nonqualified stock options").

III.  LIMITATIONS ON AWARDS

      1. The aggregate number of shares of the Company's stock which may be made subject to stock options granted under this Plan shall not exceed 15,000,000. The limitations set forth above shall be subject to adjustment as provided in Article XII thereof.

      2.  No awards may be granted under this Plan after December 31, 1991.

 IV.  ADMINISTRATION

      1. Except as otherwise specifically provided, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee shall be elected pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for awards while serving on said Committee.

      2. The Compensation Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it deems appropriate for the proper administration of the Plan, and to make such determinations and take such steps in connection therewith as it deems necessary or advisable.

      3. The Compensation Committee shall, subject to the provisions of the Plan, determine the time when stock options will be granted, which employees of the Company, if any, shall be granted stock options, when they shall be exercisable, the number of shares to be covered by each stock option, and the terms and conditions of such stock options.


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                                                                    EXHIBIT 10.1


      4. The decision of the Compensation Committee with respect to any questions arising as to interpretation of this Plan, including the severability of any or all of the provisions thereof, shall be final, conclusive and binding.

      5. Nothing in this Plan shall be deemed to give any employee, or any employee's legal representatives or assigns, any right to participate in the Plan except to such extent, if any, as the Committee may have determined or approved pursuant to the provisions of this Plan.

  V.  ELIGIBILITY FOR AWARDS

      1. Awards under this Plan may be granted to employees of the Company as determined by the Compensation Committee.

      2. The term "employee" may include an employee of a corporation or other business entity in which this Company shall directly or indirectly own fifty percent or more of the outstanding voting stock or other ownership interest (the term "sharing plan company" as used in this Plan shall mean a business entity whose employees are eligible for awards under this Plan), but shall exclude any director who is not also an officer or a full-time employee of a sharing plan company. The term "optionee" as used in this Plan means an employee to whom a stock option award has been granted under this Plan or, where appropriate, his or her successor in interest upon death.

 VI.  GRANTING OF AWARDS

      1. Any award granted to an employee shall be made by the Compensation Committee which shall take final action on any such award.

      2. Awards may be granted at any time under this Plan and in the form provided in Article II hereof.

      3. The date on which an award shall be deemed to have been granted under this Plan shall be the date of the Compensation Committee authorization of the award or such later date as may be determined by the Compensation Committee at the time the award is authorized. Each optionee shall be advised in writing by the Company of an award and the terms and conditions thereof, which terms and conditions, as the Compensation Committee from time to time shall determine, shall not be inconsistent with the provisions of this Plan.

VII.  GRANT PRICE

          The price per share of the Company's common stock which may be purchased upon exercise of a stock option granted under this Plan shall be determined by the Compensation Committee, but shall in no event be less than the fair market value of

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                                                                    EXHIBIT 10.1


such share on the date the stock option is granted, and in no event less than the par value thereof. For purposes of the grant price, fair market value shall be the average of the high and low prices of the Company's common stock as reported on the "NYSE-Composite Transactions Tape" on the date of grant of a stock option, or if no sales of such stock were reported on said Tape on such date, the average of the high and low prices of such stock on the next preceding day on which sales were reported on said Tape. Such price shall be subject to adjustment as provided in Article XII hereof.

VIII. OPTION TERM

          The term of each stock option granted under this Plan shall be for such period as the Compensation Committee shall determine, but not for more than ten years from date of grant.

  IX. EXERCISE OF OPTIONS

      1. Subject to the provisions of this Plan, each stock option granted hereunder shall be exercisable on such date or dates and during such period and for such number of shares as the Compensation Committee may determine. However, in no event shall a stock option be exercisable prior to one year from date of grant, except for death or retirement pursuant to the provisions of the pension or retirement plan or policy of a sharing plan company or termination of employment by such company pursuant to a designated company initiated program or due to divestiture or lack of work, in which event the minimum period for exercise from date of grant shall be nine months. The Compensation Committee may fix from time to time a minimum number of shares which must be purchased at the time a stock option is exercised.

      2. At optionee electing to exercise a stock option shall at the time of exercise pay the Company the full purchase price of the shares he or she has elected to purchase. Payment of the purchase price shall be made in cash. With respect to shares of the Company's common stock to be delivered upon exercise of a stock option, the Finance Committee of the Company's Board of Directors shall periodically determine whether, and to what extent, such stock shall be in the form of new common stock issued for such purposes, or common stock acquired by the Company.

   X. NONTRANSFERABILITY OF AWARDS

          During an optionee's lifetime no stock option granted under this Plan shall be transferable and stock options may be exercised only by the optionee.

  XI. TERMINATION OF EMPLOYMENT

          The Compensation Committee shall determine the rules relating to rights under stock options upon termination of employment.


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                                                                    EXHIBIT 10.1


 XII. ADJUSTMENTS

      1. In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization, the Compensation Committee shall make such adjustments, in the light of the change, as it deems to be equitable, both to the optionees and to the Company, in -

          (a) the number of shares and prices per share applicable to outstanding stock options,

          (b) the aggregate limitation set forth in Article III with respect to the number of shares which may be made subject to options.

          Furthermore, in the event of a distribution to common stockholders other than interim or year-end dividends declared as such by the Board of Directors, the Compensation Committee shall make such adjustments, in the light of the distribution, as it deems to be equitable, both to the optionees and to the Company, in respect of the items described in
          (a) above.

       2. Any fractional shares resulting from adjustments made pursuant to this Article shall be eliminated.

XIII. AMENDMENTS

          The Company reserves the right to change this Plan in its discretion by action of the Compensation Committee or discontinue this Plan in its discretion by action of the Board of Directors.


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